EXHIBIT 99.2
                                                                ------------



                                 TELCOBLUE, INC.
                                CERTIFICATION OF
                             CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


I, Ron McIntyre, solely for the purpose of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that to my knowledge the Quarterly Report of telcoBlue, Inc. on Form 10-QSB for the quarterly period ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB fairly presents in all material respects the financial condition and results of operations of telcoBlue, Inc.


                           /s/ Ron McIntyre
                           ---------------------------
                             Ron McIntyre
                             Chief Executive Officer
                             (Principal Financial Officer)
                             July 2, 2003